Exhibit 99.3

READY CAPITAL CORPORATION 1251 AVENUE OF THE AMERICAS, 50TH FLOOR NEW YORK, NEW YORK 10020 VOTE BY INTERNET - www.investorvote.com/RC or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [ ], 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Ready Capital Special Meeting - Go to [ ] You may attend the Ready Capital special meeting via the Internet and vote during the Ready Capital special meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – [ - - ] Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [ ], 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Ready Capital Board recommends you vote FOR the following proposals: 1. To consider and vote on a proposal (the “Ready Capital Common Stock Issuance Proposal”) to approve the issuance of shares of common stock, par value $0.0001 per share, of Ready Capital Corporation pursuant to the Agreement and Plan of Merger (as the same may be amended from time to time), dated as of February 26, 2023, by and among Ready Capital Corporation, RCC Merger Sub, LLC and Broadmark Realty Capital Inc., a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this proxy card. 2. To consider and vote upon a proposal (the “Ready Capital Adjournment Proposal”) to adjourn the special meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the Ready Capital Common Stock Issuance Proposal. The undersigned acknowledges receiving, prior to execution of this proxy, a Notice of Special Meeting and a joint proxy statement/prospectus, both dated [ ], 2023, and each of which is incorporated herein by reference. Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain 0 0 0 For Against Abstain 0 0 0

Important Notice Regarding the Availability of Proxy Materials for the Ready Capital Special Meeting: The Notice of the Ready Capital Special Meeting & Joint Proxy Statement/Prospectus are available at www.investorvote.com/RC READY CAPITAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF READY CAPITAL STOCKHOLDERS [ ], 2023 The undersigned stockholder of Ready Capital Corporation, a Maryland corporation (“Ready Capital”), hereby appoints Thomas E. Capasse and Andrew Ahlborn, or either of them, as proxies for the undersigned, each with the power to appoint his substitute, to attend the Special Meeting of Ready Capital Stockholders (the “Ready Capital special meeting”) to be held virtually at [ ] at [ ], Eastern Time on [ ], [ ], 2023, and any adjournment or postponement thereof, and hereby authorizes each of them to cast on behalf of the undesigned all votes that the undersigned is entitled to cast at the Ready Capital special meeting and otherwise to represent the undersigned at the Ready Capital special meeting with all powers possessed by the undersigned if personally present at the Ready Capital special meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Ready Capital Stockholders and of the accompanying joint proxy statement/prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Ready Capital special meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE. IF NO SUCH DIRECTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED "FOR" THE READY CAPITAL COMMON STOCK ISSUANCE PROPOSAL AND "FOR" THE READY CAPITAL ADJOURNMENT PROPOSAL. THE BOARD OF DIRECTORS OF READY CAPITAL RECOMMENDS A VOTE “FOR” EACH OF THE READY CAPITAL COMMON STOCK ISSUANCE PROPOSAL AND THE READY CAPITAL ADJOURNMENT PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side